UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2015

ENERGY FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On November 4, 2015, Energy Focus, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2015. At 11am ET on November 4, James Tu, Executive Chairman and Chief Executive Officer, and Marcia Miller, Chief Financial Officer, held a conference call and webcast with analysts and interested investors. The Company is furnishing a copy of the prepared remarks from the call with this Report as Exhibit 99.1. Additionally, the Company will make the prepared remarks available under the Investors tab of its website until February 3, 2016.

The information under this Item in this Report, as well as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information under this Item in this Report, and the Exhibit, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “could” or “would” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and include statements regarding our current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies, capital expenditures and the industry in which we operate.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this Report. We believe that important factors that could cause our actual results to differ materially from forward-looking statements include, but are not limited to: our dependence on government customers, in particular the U.S. Navy, and on the levels of funding available to such customers and our ability to satisfactorily fulfill our contractual obligations to such customers; our history of operating losses and our ability to generate sufficient cash from operations or receive sufficient financing, on acceptable terms, to continue our operations or fund our growth; general economic conditions, including the strength of the construction industry, both in the United States and in other markets in which we operate; our ability to compete effectively against companies with greater resources; our ability to achieve and manage our growth plans, improve or maintain efficiencies and control expenses to increase sales and improve margins; market acceptance of LED lighting technology; our ability to respond to new lighting technologies and market trends with safe and reliable products; our ability to protect our intellectual property rights and the impact of any type of legal claim or dispute; our reliance on a limited number of customers for a significant portion of our revenue; our ability to obtain critical components and finished products from third-party suppliers on acceptable terms; risks inherent in international markets, such as economic and political uncertainty, changing regulatory and tax requirements and currency fluctuations; and our ability to maintain effective internal controls. In light of the foregoing, we caution you not to place undue reliance on our forward-looking statements. Any forward-looking statement that we make in this Report speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statement or to publicly announce the results of any revision to any of those statements to reflect future events or developments.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Prepared remarks from the conference call and webcast held on November 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2015
ENERGY FOCUS, INC.
	By	: /s/ Marcia J. Miller
	Name:	Marcia J. Miller
	Title:	Chief Financial Officer

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